Exhibit 99

                            Joint Filer Information



Name:                                         OCM GW Holdings, LLC

Address:                                      333 South Grand Avenue, 28th Floor
                                              Los Angeles, CA  90071

Designated Filer:                             Oaktree Capital Management, LLC

Issuer & Ticker Symbol                        GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement             February 28, 2005

Signature:                                    OCM GW HOLDINGS, LLC

                                              By:  OCM Principal Opportunities
                                                   Fund III, L.P., its managing
                                                   member

                                              By: OCM Principal Opportunities
                                                  Fund III GP, LLC, its general
                                                  partner

                                              By: Oaktree Capital Management,
                                                  LLC, its managing member
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                                              By:      /s/ B. James Ford
                                                    ----------------------------
                                              Name:  B. James Ford
                                              Title: Managing Director

                                              By:      /s/ Richard Ting
                                                    ----------------------------
                                              Name: Richard Ting
                                              Title:


Name:                                         OCM Principal Opportunities Fund
                                              III, L.P.

Address:                                      333 South Grand Avenue, 28th Floor
                                              Los Angeles, CA  90071

Designated Filer:                             Oaktree Capital Management, LLC

Issuer & Ticker Symbol                        GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement             February 28, 2005

Signature:                                    OCM PRINCIPAL OPPORTUNITIES FUND
                                              III, L.P.

                                              By: OCM Principal Opportunities
                                              Fund III GP, LLC, its general
                                              partner

                                              By: Oaktree Capital Management,
                                              LLC, its managing member

                                              By:      /s/ B. James Ford
                                                    ----------------------------
                                              Name:  B. James Ford
                                              Title: Managing Director

                                              By:      /s/ Richard Ting
                                                    ----------------------------
                                              Name: Richard Ting
                                              Title:


Name:                                         OCM Principal Opportunities Fund
                                              III GP, LLC

Address:                                      333 South Grand Avenue, 28th Floor
                                              Los Angeles, CA  90071

Designated Filer:                             Oaktree Capital Management, LLC

Issuer & Ticker Symbol                        GulfWest Energy, Inc. (GULF)

Date of Event Requiring Statement             February 28, 2005

Signature                                     OCM PRINCIPAL OPPORTUNITIES
                                              FUND III GP, LLC

                                              By: Oaktree Capital Management,
                                              LLC, its managing member

                                              By:      /s/ B. James Ford
                                                   -----------------------------
                                              Name:  B. James Ford
                                              Title: Managing Director

                                              By:      /s/ Richard Ting
                                                  ------------------------------
                                              Name: Richard Ting
                                              Title: